UNITED STATESSECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) ofThe
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 21, 2005

MAF BANCORP, INC.
 (Exact name of registrant as specified in its charter)

_________________

Delaware	0-18121	36-3664868
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
55th Street & Holmes Avenue Clarendon Hills, Illinois		60514 (Zip Code)
(Address of principal executive offices)

        Registrant’s telephone number, including area code (630) 325-7300

Not Applicable
 (Former name or former address, if changed since last year)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        Attached as Exhibit 99.1 is a copy of the press release issued by MAF Bancorp, Inc. on July 21, 2005, announcing the corporation’s financial results for the second quarter of 2005, which is incorporated herein by reference.

Item 8.01    Other Events

         Attached as Exhibit 99.1 is a copy of the press release issued by MAF Bancorp, Inc. on July 21, 2005, announcing the corporation’s financial results for the second quarter of 2005, which is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAF BANCORP, INC. BY: /s/ Jerry A. Weberling —————————————— Jerry A. Weberling Executive Vice President and Chief Financial Officer

Date: July 21, 2005

INDEX TO EXHIBITS

Exhibit

Exhibit 99.1 Press Release dated July 21, 2005.

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